SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 22, 1998
                                                          ----------------

                         MEMC ELECTRONIC MATERIALS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                          1-13828                             56-1505767
--------                          -------                             ----------
(State or other           (Commission File Number)                 (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                           No.)


501 Pearl Drive, St. Peters, Missouri                                   63376
-------------------------------------                                   -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (314) 279-5000
                                                     --------------


                                (Not Applicable)
                              ---------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     Private Placement and Rights Offering

     MEMC Electronic Materials, Inc. issued a news release on October 22, 1998, with respect to its intention to raise $200 million in equity capital through a private placement and a rights offering. This news release is incorporated herein by reference to Exhibit 99.1 attached hereto.

     Third Quarter 1998 Results

     MEMC Electronic Materials, Inc. issued a news release on October 26, 1998 announcing its financial results for the three and nine months ended September 30, 1998. This news release is incorporated herein by reference to Exhibit 99.2 attached hereto.


Item 7.  Financial Statements and Exhibits

       C.  Exhibits

           Exhibit No.   Description
           -----------   -------------------------------------------------------

               99.1 News Release issued by MEMC Electronic Materials, Inc. dated October 22, 1998

               99.2 News Release issued by MEMC Electronic Materials, Inc. dated October 26, 1998


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEMC Electronic Materials, Inc.

Date:  October 27, 1998                         /s/ James M. Stolze
       ----------------                         -------------------------------
                                                James M. Stolze
                                                Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

     These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

     Exhibit No.               Description
     -----------               -----------

     99.1 News Release issued by MEMC Electronic Materials, Inc. dated October 22, 1998

     99.2 News Release issued by MEMC Electronic Materials, Inc. dated October 26, 1998